SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 14, 1997

                         WESTMARK GROUP HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

               0-18945                                  84-1055077
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)

           355 N.E. FIFTH AVENUE, SUITE 4, DELRAY BEACH, FLORIDA 33483 (Address of principal executive offices, including zip code)

                                 (561) 243-8010
              (Registrant's telephone number, including area code)

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ITEM 1       CHANGES IN CONTROL OF REGISTRANT

             Inapplicable

ITEM 2       ACQUISITION OR DISPOSITION OF ASSETS

             Inapplicable

ITEM 3       BANKRUPTCY OR RECEIVERSHIP

             Inapplicable

ITEM 4       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

             Inapplicable

ITEM 5       OTHER EVENTS

             Effective December 14, 1997, Westmark Group Holdings, Inc., a Delaware corporation (the "Company"), GTB Company ("GTB"), Greenworld Technologies, Inc. ("Greenworld"), PBF Land Company, Charles C. Chillingworth and Bradley Ray ("Ray")(collectively the "Parties") entered into general releases ("General Releases"). In connection with such General Releases, the Parties agreed to release and forever discharge the Company from any and all causes of action and claims which were raised or could have been raised, concerning the disputed corporate transactions between the Parties. The General Releases do not release the Company, Greenworld and GTB (collectively the "Participants") from those claims relating to the exchange agreement ("Exchange Agreement") between the Participants dated December 14, 1997, discussed below.

             Pursuant to the Exchange Agreement among GTB Company ("GTB"), Greenworld Technologies, Inc. ("Greenworld"), and Westmark Group Holdings, Inc., (the "Company"), the Participants have made agreements among themselves. Essentially, the Company received the outstanding Company Series E preferred stock ("Company Series E Preferred Stock") and 185,000 shares of Greenworld Series A preferred stock at a stated value of $6.70 per share in exchange for all of the outstanding shares of Greenworld common stock, a promissory note in the amount of $380,000, 37,500 shares of the Company's common stock and additional consideration. If the Company meets its obligations, with respect to the promissory note, then the Company may rescind or nullify the issuance of its Series E Preferred Stock. In connection with this agreement:

o The Company agreed to deliver GTB all of the outstanding shares of Greenworld common stock and to issue GTB 37,500 shares of the Company's common stock. The issuance of such shares was not registered under the Securities Act of 1933 or any state securities laws.

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o            Greenworld issued the Company 185,000 shares of its Series A convertible preferred stock (the "Greenworld Series A Preferred Stock").

o The Company paid Greenworld $70,000 and delivered Greenworld a promissory note in the principal amount of $380,000 (the "Company Note"). Payment of the Company Note was secured by the Greenworld Series A Preferred Stock and the Company Series E Preferred Stock. The Participants agreed that prior to the receipt of preferred redemption payments of $450,000 by the holders of Greenworld Series A Preferred Stock and the receipt by the Company of repayment of the Greenworld Salary Advances, as defined herein, Greenworld will not make any payments other than those in the ordinary course of business without the prior written consent of the Company.

o GTB agreed to assign and deliver all of its interest in the Company Series E Preferred Stock to the Company. GTB represented and guaranteed the Company that, after giving effect to the transactions mentioned above, it owned no shares and had no rights with respect to the shares of capital stock of the Company other than the 37,500 shares of the Company's common stock and its security interest in the Company Series E Preferred Stock.

o The Company agreed to loan Greenworld the amount of the combined salaries of Gary Phillipe ("Phillipe") and Ted Bristow, in aggregate amounts not exceeding $8,000 per month (the "Greenworld Salary Advances") commencing January 2, 1998, and on the first business day of each month thereafter through December 1998. In payment of the Greenworld salary advances, Greenworld shall pay the Company 1/2 of Greenworld's net income within 45 days from the end of each calendar quarter until the amount of the salary advances is repaid.

o GTB reached a preliminary agreement with Phillipe to transfer Phillipe 20,000 shares of Greenworld's common stock, subject to redemption by Greenworld at Phillipe's election. If Phillipe exercises his election, Greenworld and GTB agree that Greenworld shall reissue 3/4 of the shares reacquired by it pursuant to such election, to the Company as additional consideration for the agreement to make the Greenworld Salary Advances.

o Greenworld agreed to indemnify and hold the Company harmless from any and all claims made against it by Gary Phillipe or his affiliates with respect to the operations of Greenworld, including without limitation (a) the issuance of 35,000 shares of Westmark Series D preferred stock in the name of Phillipe, (b) the settlement agreement among the Company, ECS International, Inc. ("ECS") and Greenworld dated January 7, 1997, (c) including all contracts and agreements between ECS, the Company, and others entered into on April 19, 1996, including but not limited to the

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             integrated agreement for sale of stock, the patent license agreement, the distribution agreement, the independent contractor agreement, and the stock option agreement, (d) any claims asserted by Artic International against the Company with respect to agreements between, Greenworld and Artic International existing as of December 14, 1997, (e) claims by Ted Bristow and/or Tom Stoermer, provided that the indemnity provided for shall not be effective unless and until Phillipe enters into a settlement agreement with Greenworld containing terms substantially the same as those provided in an agreement between Greenworld and Phillipe dated December 4, 1997.

o Each of the Participants agreed that such party shall not directly or indirectly bring or assert any claims or actions against any other party or their agents, directors, officers or representatives, in the future with respect to any cause of action, except as provided in the Exchange Agreement.

o Each of the Participants, severally and not jointly, agreed to defend, indemnify and hold harmless each of the other Participants, and if applicable, their directors, officers, employees and agents from and against any loss, liability, damage, settlement or expense arising from the agreements of such party contained in the Exchange Agreement or incorporated by reference into the Exchange Agreement, and in the case of GTB, with respect to claims brought by shareholders or creditors of the Company directly or through the Company asserting that the transactions provided for in the Exchange Agreement were not at arms length or were not fair and reasonable to the Company from a business point of view.

ITEM 6       RESIGNATIONS OF REGISTRANT'S DIRECTORS

             Inapplicable

ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS

             Exhibits

             Effective December 14, 1997, the Company, GTB Company, and Greenworld Technologies, Inc. entered into an Exchange Agreement which is attached hereto as exhibit 2.1.

ITEM 8       CHANGE IN FISCAL YEAR

             Inapplicable

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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTMARK GROUP HOLDINGS, INC.

                                    BY: /s/ IRVING H. BOWEN
                                    IRVING H.  BOWEN, EXECUTIVE VICE PRESIDENT,
                                    TREASURER & CHIEF FINANCIAL OFFICER,
                                    DIRECTOR (PRINCIPAL ACCOUNTING OFFICER &
                                    DULY AUTHORIZED DIRECTOR & OFFICER OF THE
                                    REGISTRANT)


                                    BY: /s/ MARK D. SCHAFTLEIN
                                    MARK D. SCHAFTLEIN, PRESIDENT & CHIEF
                                    EXECUTIVE OFFICER, DIRECTOR (DULY AUTHORIZED
                                    DIRECTOR & OFFICER OF THE REGISTRANT)

DATED: DECEMBER 30, 1997

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                                   EXHIBITS

EXHIBIT NO.

   2.1 Exchange Agreement among the Company, GTB Company, and Greenworld Technologies, Inc.